SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  May 11, 2004
(Date of earliest event reported)

Commission File No.:  333-110283



                    Wells Fargo Asset Securities Corporation
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        Delaware                                          52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                           21703
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Address of principal executive offices                      (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. Other Events

               Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Wells Fargo Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------
        (99)                                  Collateral Term Sheets
                                              prepared by Wells
                                              Fargo Asset Securities
                                              Corporation in
                                              connection with Wells
                                              Fargo Asset Securities
                                              Corporation, Mortgage
                                              Pass-Through
                                              Certificates, Series
                                              2004-5

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WELLS FARGO ASSET SECURITIES
                                           CORPORATION


May 11, 2004

                                         By:    /s/ Alan S. McKenney
                                               ---------------------------------
                                               Alan S. McKenney
                                               Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.              Description                              Electronic (E)
-----------              -----------                              --------------

   (99)                  Collateral Term Sheets                     E
                         prepared by Wells
                         Fargo Asset Securities
                         Corporation in connection
                         with Wells Fargo Asset
                         Securities Corporation,
                         Mortgage Pass-Through
                         Certificates, Series 2004-5